                                                                   exhibit e(2)

                                                     ______ __, 2004

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

         RE:      DISTRIBUTION AGREEMENT DATED AS OF SEPTEMBER 5, 2000

Ladies and Gentlemen:

         We refer to that certain Distribution Agreement dated as of September 5, 2000 (the "Agreement"), among Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) and the trusts named below. Please sign below to confirm your agreement that Exhibit A to the Agreement is hereby replaced in its entirety with the attached Exhibit A, and that the Agreement as so amended remains in full force and effect.

                                       CITIFUNDS TRUST I

                                       SMITH BARNEY TRUST II (f/k/a CitiFunds
                                         Trust II)
                                       CITIFUNDS TRUST III
                                       CITIFUNDS TAX FREE RESERVES
                                       CITIFUNDS FIXED INCOME TRUST
                                       CITIFUNDS MULTI-STATE TAX FREE TRUST
                                       SALOMON FUNDS TRUST (f/k/a CitiFunds
                                         Tax Free Income Trust)
                                       CITIFUNDS INTERNATIONAL TRUST
                                       CITIFUNDS PREMIUM TRUST
                                       CITIFUNDS INSTITUTIONAL TRUSt
                                       VARIABLE ANNUITY PORTFOLIOS,
                                       each on behalf of its series listed on
                                       Exhibit A attached hereto


                                   By:
                                       -----------------------------------

                                   Title:
                                       -----------------------------------

Agreed:

CITIGROUP GLOBAL MARKETS INC.

By:
         ---------------------------------

Title:
         ---------------------------------
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                                                                      EXHIBIT A

TRUST AND FUND                           CLASSES OF SHARES        EFFECTIVE DATE
--------------                           -----------------        --------------

CITIFUNDS TRUST I

Citi Institutional Money Reserves        Class A*                 March 27, 2003

Salomon Brothers Aggressive
Growth Fund                              Class A*                 April 2, 2004
                                         Class B*                 April 2, 2004
                                         Class C*                 April 2, 2004
                                         Class O                  April 2, 2004
                                         Class Y                  April 2, 2004
Smith Barney Emerging Markets
Equity Fund                              Class A*
                                         Class B*
                                         Class C*
                                         Class Y

SMITH BARNEY TRUST II (FORMERLY CITIFUNDS TRUST II)

Smith Barney Small Cap Growth
Opportunities Fund                       Class A*            September 11, 2000
                                         Class B*            September 11, 2000
                                         Class L*            September 11, 2000
                                         Class Y             September 11, 2000

Smith Barney International
Large Cap Fund                           Class A*            April 30, 2002
                                         Class B*            April 30, 2002
                                         Class L*            April 30, 2002
                                         Class Y             April 30, 2002

Smith Barney Capital Preservation
Fund                                     Class A*            March 29, 2002
                                         Class B*            March 29, 2002
                                         Class L*            March 29, 2002

Smith Barney Capital Preservation        Class A*            September 17, 2002
Fund II                                  Class B*            September 17, 2002
                                         Class L*            September 17, 2002

Smith Barney Short Duration Municipal
Income Fund                              Class A*            March 3, 2003
                                         Class B*            March 3, 2003
                                         Class L*            March 3, 2003
                                         Class Y             March 3, 2003

CITIFUNDS TRUST III

Citi Cash Reserves                       Class N*            January 1, 2001

Citi U.S. Treasury Reserves              Class N*            January 1, 2001

Citi California Tax Free Reserves        Class N*            December 7, 2001

Citi Connecticut Tax Free Reserves       Class N*            December 7, 2001

                                         Smith Barney
                                         Connecticut Money
                                         Market Portfolio -
                                         Class A*
                                         Smith Barney        December 7, 2001
                                         Connecticut Money
                                         Market Portfolio -
                                         Class Y             December 7, 2001

Citi New York Tax Free Reserves          Class N*            December 7, 2001

Citi Tax Free Reserves                   Class N*            December 7, 2001

SALOMON FUNDS TRUST
(FORMERLY CITIFUNDS TAX FREE INCOME TRUST)

Salomon Brothers Mid Cap Fund            Class A*            June 19, 2001
                                         Class B*
                                         Class O
                                         Class 2*

Salomon Brothers National Tax Free       Class A*            September 5, 2000
Income Fund                              Class B*
                                         Class O
                                         Class 2*

Salomon Brothers California Tax Free     Class A*            September 5, 2000
Income Fund                              Class B*
                                         Class O
                                         Class 2*

Salomon Brothers New York Tax Free       Class A*            September 5, 2000
Income Fund                              Class B*
                                         Class O
                                         Class 2*

CITIFUNDS PREMIUM TRUST

Citi Premium Liquid Reserves*            N/A                 January 1, 2001

Citi Premium U.S. Treasury Reserves*     N/A                 January 1, 2001

CITIFUNDS INSTITUTIONAL TRUST

Citi Institutional Liquid Reserves       Class A*            January 1, 2001
                                         SVB Securities      January 1, 2001
                                         Liquid Reserves
                                         Shares*

                                         SVB Securities      April 27, 2001
                                         Institutional
                                         Liquid Reserves
                                         Shares*

Citi Institutional U.S. Treasury         Class A Shares      January 1, 2001
Reserves                                 (all shares of the
                                         Fund were designated
                                         class A shares as
                                         of January 1, 2003)*
                                         SVB Securities      March 26, 2003
                                         Institutional U.S.
                                         Treasury Reserves
                                         Shares*

Citi Institutional Tax Free Reserves     N/A*                January 1, 2001

Citi Institutional Cash Reserves         Class I*            January 1, 2001

                                         Class L*            January 1, 2001

                                         Class O*            January 1, 2001

                                         Class S*            January 1, 2001

                                         SVB Securities      April 27, 2001
                                         Horizon Shares*

Citi Institutional Enhanced Income Fund  Class I*            August 17, 2002

                                         Class Y*            August 17, 2002

                                         SVB Securities      August 17, 2002
                                         Enhanced Income
                                         Shares*

VARIABLE ANNUITY PORTFOLIOS

Smith Barney Small Cap Growth                                September 5, 2000
Opportunities Portfolio

* Denotes Distribution and/or Service Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended.